Exhibit 10.1


                         COMMON STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                       CRYSTALIX GROUP INTERNATIONAL, INC.
                             (A NEVADA CORPORATION)

                                       AND

                             LAZER-TEK DESIGNS, INC.
                             (A NEVADA CORPORATION)

                                       AND

                             LAZER-TEK DESIGNS, LTD.
                             (A NEVADA CORPORATION)

                                       AND

                           LENA WALTHER, AN INDIVIDUAL

                                TABLE OF CONTENTS

                                                                           Page:

ARTICLE 1.    DEFINITIONS......................................................1

ARTICLE 2     SALE AND PURCHASE OF CRYSTALIX SHARES............................5
     2.1      Sale and Purchase of CRYSTALIX Shares............................5
     2.2      Issuance and Transfer of Shares..................................5
     2.2.1    Ryan's Shares....................................................6
     2.3      Closing..........................................................6
     2.4      Delivery to CRYSTALIX............................................6
     2.5      Delivery of the CRYSTALIX Shares.................................7
     2.6      Further Assurances...............................................7
     2.7      Pledge Agreement.................................................7
     2.8      Assumed Liabilities..............................................7
     2.9      Excluded Liabilities.............................................7

ARTICLE 3     REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER AND
              LAZER-TEK DESIGNS, INC...........................................8
     3.1      Corporate Status.................................................8
     3.2      Authorization....................................................8
     3.3      Consents and Approvals...........................................8
     3.4      Capitalization and Stock Ownership...............................8
     3.5      Financial Statements.............................................8
     3.6      Title to Lazer-Tek Designs, Inc. Assets and Related Matters......9
     3.7      Real Property....................................................9
     3.8      Certain Personal Property........................................9
     3.9      Non-Real Estate Leases...........................................9
     3.10     Sales Deposits..................................................10
     3.11     Inventory.......................................................10
     3.12     Absence of Undisclosed Liabilities..............................10
     3.13     Taxes...........................................................10
     3.14     Subsidiaries....................................................10
     3.15     Legal Proceedings and Compliance with Law.......................10
     3.16     Contracts.......................................................10
     3.17     Patents and Other Intellectual Property.........................12
     3.18     Employee Relations..............................................12
     3.19     Benefit Plans...................................................12
     3.20     Corporate Records...............................................12
     3.21     Absence of Certain Changes......................................12
     3.22     Previous Sales; Warranties......................................13
     3.23     Customers and Licensees ........................................13
     3.24     Finder's Fees...................................................13
     3.25     Purchase Entirely for Own Account...............................14

     3.26     Restricted Securities...........................................14
     3.27     Accuracy of Information.........................................14

ARTICLE 4     REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER AND
              LAZER-TEK DESIGNS, LTD..........................................14
     4.1      Corporate Status................................................14
     4.2      Authorization...................................................15
     4.3      Consents and Approvals..........................................15
     4.4      Capitalization and Stock Ownership..............................15
     4.5      Financial Statements............................................15
     4.6      Title to Lazer-Tek Designs, Ltd. Assets and Related Matters.....15
     4.7      Real Property...................................................16
     4.8      Certain Personal Property.......................................16
     4.9      Non-Real Estate Leases..........................................16
     4.10     Sales Deposits..................................................16
     4.11     Inventory.......................................................16
     4.12     Absence of Undisclosed Liabilities..............................16
     4.13     Taxes...........................................................17
     4.14     Subsidiaries....................................................17
     4.15     Legal Proceedings and Compliance with Law.......................17
     4.16     Contracts.......................................................17
     4.17     Patents and Other Intellectual Property.........................18
     4.18     Employee Relations..............................................19
     4.19     Benefit Plans...................................................19
     4.20     Corporate Records...............................................19
     4.21     Absence of Certain Changes......................................19
     4.22     Previous Sales; Warranties......................................20
     4.23     Customers and Licensees ........................................20
     4.24     Finder's Fees...................................................20
     4.25     Purchase Entirely for Own Account...............................20
     4.26     Restricted Securities...........................................20
     4.27     Accuracy of Information.........................................21

ARTICLE 5.    REPRESENTATIONS AND WARRANTIES OF CRYSTALIX.....................21
     5.1      Corporate Status................................................21
     5.2      Authorization...................................................21
     5.3      Consents and Approvals..........................................21
     5.4      Capitalization and Stock Ownership..............................22
     5.5      Financial Statements............................................22
     5.6      Title to CRYSTALIX Assets and Related Matters...................22
     5.7      Real Property...................................................22
     5.8      Certain Personal Property.......................................22
     5.9      Non-Real Estate Leases..........................................23
     5.10     Sales Deposits..................................................23
     5.11     Inventory.......................................................23

     5.12     Absence of Undisclosed Liabilities..............................23
     5.13     Taxes...........................................................23
     5.14     Subsidiaries....................................................23
     5.15     Legal Proceedings and Compliance with Law.......................23
     5.16     Contracts.......................................................24
     5.17     Patents and Other Intellectual Property.........................25
     5.18     Employee Relations..............................................25
     5.19     Benefit Plans...................................................25
     5.20     Corporate Records...............................................25
     5.21     Absence of Certain Changes......................................25
     5.22     Previous Sales; Warranties......................................26
     5.23     Customers.......................................................26
     5.24     Finder's Fees...................................................26
     5.25     Accuracy of Information.........................................26

ARTICLE 6     COVENANTS OF LAZER-TEK DESIGNS, INC.............................27
     6.1      Operation of the Lazer-Tek Designs, Inc. Business...............27
     6.2      Stockholder Meeting.............................................27
     6.3      Access..........................................................27
     6.4      No Other Negotiations...........................................28
     6.5      Maintenance of the Lazer-Tek Designs, Inc. Assets...............28
     6.6      Employees and Business Relations................................28
     6.7      Confidentiality.................................................28
     6.8      Fulfillment of Conditions.......................................29
     6.9      Disclosure of Certain Matters...................................29
     6.10     Satisfaction of Liabilities.....................................29
     6.11     No Violation of Securities Laws.................................29
     6.12     Expenses........................................................29

ARTICLE 7     COVENANTS OF LAZER-TEK DESIGNS, LTD.............................29
     7.1      Operation of the Lazer-Tek Designs, Ltd. Business...............29
     7.2      Stockholder Meeting.............................................30
     7.3      Access..........................................................30
     7.4      No Other Negotiations...........................................30
     7.5      Maintenance of the Lazer-Tek Designs, Ltd. Assets...............31
     7.6      Employees and Business Relations................................31
     7.7      Confidentiality.................................................31
     7.8      Fulfillment of Conditions.......................................31
     7.9      Disclosure of Certain Matters...................................32
     7.10     Satisfaction of Liabilities.....................................32
     7.11     No Violation of Securities Laws.................................32
     7.12     Expenses........................................................32

ARTICLE 8     COVENANTS OF CRYSTALIX..........................................32
     8.1      Operation of the CRYSTALIX Business.............................32
     8.2      Access..........................................................33

     8.3      No Other Negotiations...........................................33
     8.4      Maintenance of CRYSTALIX Assets.................................33
     8.5      Employees and Business Relations................................33
     8.6      Confidentiality.................................................33
     8.7      Expenses........................................................34
     8.8      Fulfillment of Conditions.......................................34
     8.9      Board of Directors Meeting......................................34
     8.10     Disclosure of Certain Matters...................................34

ARTICLE 9     CONDITIONS PRECEDENT TO THE TRANSACTIONS........................34
     9.1      Conditions to Obligations of CRYSTALIX..........................34
     9.2      Conditions to Obligations of LAZER-TEK..........................36

ARTICLE 10    INDEMNIFICATION.................................................36

ARTICLE 11    TERMINATION.....................................................37
     11.1     Grounds for Termination.........................................37
     11.2     Effect of Termination...........................................38

ARTICLE 12    CONTENTS OF AGREEMENT, AMENDMENT, PARTIES IN INTEREST,
              ASSIGNMENT, ETC.................................................38

ARTICLE 13    INTERPRETATION..................................................38

ARTICLE 14    NOTICES.........................................................39

ARTICLE 15    GOVERNING LAW...................................................39

ARTICLE 16    COUNTERPARTS....................................................40

ARTICLE 17    SURVIVAL OF REPRESENTATIONS AND WARRANTIES......................40

ARTICLE 18    REMEDIES CUMULATIVE.............................................40

ARTICLE 19    SEVERABILITY....................................................40

ARTICLE 20    BULK TRANSFER...................................................41

ARTICLE 21    ARBITRATION.....................................................41

EXHIBITS:

A    FORM OF $1,000,000 PROMISSORY NOTE
B    FORM OF RYAN PROMISSORY NOTE

C    SECURITY AGREEMENT
D    WALTHER LOCK-UP LETTER
E    RYAN LOCK-UP LETTER
F    WALTHER EMPLOYMENT AGREEMENT
G    LEE EMPLOYMENT AGREEMENT
H    PLEDGE AND SECURITY AGREEMENT

SCHEDULES:

LAZER-TEK DESIGNS, INC.:

     2.02(a) CRYSTALIX Share Recipients
     2.02(b) Use of Proceeds for $1,000,000 Promissory Note
     3.02    Unanimous Written Consent of the Board of Directors and Stockholder
     3.03    Consents
     3.05    Lazer-Tek Designs, Inc. Financial Statements
     3.06    Encumbrances on Assets of Lazer-Tek Designs, Inc.
     3.07    Real Property Owned and/or Leased by Lazer-Tek Designs, Inc.
     3.08    Personal Property Owned by Lazer-Tek Designs, Inc.
     3.09    Non-Real Estate Leases of Lazer-Tek Designs, Inc.
     3.10    Sales Deposits of Lazer-Tek Designs, Inc.
     3.12    Liabilities of Lazer-Tek Designs, Inc.
     3.13    Taxes of Lazer-Tek Designs, Inc.
     3.15    Litigation Against Lazer-Tek Designs, Inc.
     3.16    Contracts of Lazer-Tek Designs, Inc.
     3.16(b) Defaults
     3.17    Intellectual Property of Lazer-Tek Designs, Inc.
     3.18    Employee Relations
     3.20    Benefit Plans
     3.21    Compensation
     3.23    Customer and Licensees of Lazer-Tek Designs, Inc.

LAZER-TEK DESIGNS, LTD.:

     4.02    Unanimous Written Consent of the Board of Directors and Stockholder
     4.03    Consents
     4.04    Financial Statements of Lazer-Tek Designs, Ltd.
     4.06    Encumbrances on Assets of Lazer-Tek Designs, Ltd.
     4.07    Real Property Owned and/or Leased by Lazer-Tek Designs, Ltd.
     4.08    Personal Property Owned by Lazer-Tek Designs, Ltd.
     4.09    Non-Real Estate Leases of Lazer-Tek Designs, Ltd.
     4.10    Sales Deposits of Lazer-Tek Designs, Ltd.
     4.12    Liabilities of Lazer-Tek Designs, Ltd.
     4.13    Taxes of Lazer-Tek Designs, Ltd.
     4.15    Litigation Against Lazer-Tek Designs, Ltd.

     4.16    Contracts of Lazer-Tek Designs, Ltd.
     4.16(b) Defaults
     4.17    Intellectual Property of Lazer-Tek Designs, Ltd.
     4.18    Employee Relations
     4.20    Benefit Plans
     4.21    Compensation
     4.23    Customers and Licensees of Lazer-Tek Designs, Ltd.

CRYSTALIX:

     5.02    Unanimous Written Consent of the Board of Directors
     5.03    Consents
     5.04    Capitalization and Stock Ownership
     5.06    Assignment of Leases
     5.07    Real Property
     5.08    Personal Property
     5.10    Sales Deposits
     5.12    Liabilities
     5.13    Taxes
     5.15    Litigation
     5.16    Contracts
     5.16(b) Defaults
     5.17    Intellectual Property
     5.18    Employee Relations
     5.20    Benefit Plans
     5.21    Compensation
     5.23    Customers

                         COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT (THE "AGREEMENT") is made as of this 23rd day of December 2002, by and among CRYSTALIX GROUP INTERNATIONAL, INC., a Nevada corporation ("CRYSTALIX"), as party of the first part, LAZER-TEK DESIGNS, INC., a Nevada corporation ("LDTI"); and LAZER-TEK DESIGNS, LTD., a Nevada corporation ("LTDL"), as parties of the second part, hereinafter LDTI and LDTL will collectively referred to herein as "LAZER-TEK"); and LENA WALTHER, an individual (hereinafter referred to as the "Stockholder"). Certain terms are used herein as defined below in Article I or elsewhere in this Agreement.

                                    RECITALS

     WHEREAS, CRYSTALIX is a publicly traded reporting company with its common stock trading on the OTC.BB and is looking to acquire the stock of LAZER-TEK; and

     WHEREAS, LAZER-TEK has obtained the unanimous written consent of its Board of Directors and its Stockholder to enter into this Agreement to be acquired by CRYSTALIX; and

     WHEREAS, Stockholder owns all of the outstanding shares of Common Stock of LAZER-TEK (the "LAZER-TEK Shares").

     WHEREAS, after good faith negotiations, CRYSTALIX, LAZER-TEK and the Stockholder has agreed upon certain terms and conditions which will govern the sale of the LAZER-TEK Shares to CRYSTALIX and have set forth these terms and conditions in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

     "Affiliates" means, with respect to a particular party, persons or entities controlling, controlled by or under common control with that party, including but not limited to any officers, directors of that party and of its other Affiliates and any entity in which that party owns more than 5% of the voting securities on a fully diluted basis.

     "Agreement" means this Agreement and the exhibits and schedules hereto.

     "Benefit Plans" means all employee benefit plans of a party within the meaning of Section 3(3) of ERISA and any related or separate Contracts, plans, trusts, programs, policies, arrangements, practices, customs and understandings, in each case whether formal or informal, that provide benefits of economic value to any present or former employee of a party, or present or former beneficiary, dependent or assignee of any such employee or former employee.

     "Charter   Documents"   means  an  entity's   certificate  or  articles  of
incorporation, certificate defining the rights and preferences of securities, articles of organization, general or limited partnership agreement, certificate of limited partnership, joint venture agreement or similar document governing the entity.

     "Closing" means the Closing on the Transactions.

     "Closing Date" is defined in Section 2.3.

     "Code" means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.

     "Contract" means any written or oral contract, agreement, lease, instrument or other commitment that is binding on any Person or its property under applicable law.

     "Court Order" means any judgment, decree, injunction, order or ruling of any federal, state, local or foreign court or governmental or regulatory body or authority that is binding on any Person or its property under applicable law.

     "CRYSTALIX Common Stock" means the 300,000,000 authorized shares of Common Stock of CRYSTALIX, $0.001 par value per share.

     "CRYSTALIX Series A Preferred Stock" shall mean the 10,000,000 authorized shares of Series A Preferred Stock of CRYSTALIX, $0.001 par value per share, each of which is convertible into ten (10) shares of CRYSTALIX Common Stock.

     "CRYSTALIX Series B Preferred Stock" shall mean the 5,000,000 authorized shares of Series B Preferred Stock of CRYSTALIX, $0.001 per value per share.

     "CRYSTALIX Shares" means the shares of CRYSTALIX Common Stock to be provided in connection with the Transactions.

     "Default" means (i) a breach, default or violation or (ii) the occurrence of an event that with the passage of time or the giving of notice, or both, would constitute a breach, default or violation.

     "Encumbrances"  means  any  lien,  mortgage,   security  interest,  pledge,
restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "GAAP" means United States generally accepted accounting principles.

     "Governmental   Permits"   means  all   governmental   permits,   licenses,
registrations, certificates of occupancy, approvals and other authorizations.

     "Intellectual Property" is defined in Section 3.17.

     "IRS" means the Internal Revenue Service.

     "LAZER-TEK DESIGN, INC. Assets" means all of the assets, properties, claims, contracts, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated, whether or not reflected in the most recent financial statements, that LAZER-TEK has a right, title or interest to or in and whether or not used by LAZER-TEK in the LAZER-TEK Business.

     "LAZER-TEK DESIGN, LTD. Assets" means all of the assets, properties, claims, contracts, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated, whether or not reflected in the most recent financial statements, that LAZER-TEK has a right, title or interest to or in and whether or not used by LAZER-TEK in the LAZER-TEK Business.

     "LAZER-TEK DESIGN, INC. Balance Sheet" is defined in Section 3.5.

     "LAZER-TEK DESIGN, LTD. Balance Sheet" is defined in Section 4.5.

     "LAZER-TEK DESIGN, INC. Balance Sheet Date" is defined in Section 3.5.

     "LAZER-TEK DESIGN, LTD. Balance Sheet Date" is defined in Section 4.5.

     "LAZER-TEK DESIGN, INC. Business" means the entire business, operations and facilities of LAZER-TEK unless otherwise specified.

     "LAZER-TEK DESIGN, LTD. Business" means the entire business, operations and facilities of LAZER-TEK unless otherwise specified.

     "LAZER-TEK DESIGNS, INC. Common Stock" means the 10,000,000 shares of authorized Common Stock of LAZER-TEK DESIGNS, INC., with par value of $0.001per share.

     "LAZER-TEK DESIGNS, LTD. Common Stock" means the 100 shares of authorized shares of Common Stock of LAZER-TEK DESIGNS, LTD., with par value of $0.001 per share.

     "LAZER-TEK Disclosure" means the Disclosure Schedule provided by LAZER-TEK in connection with this Agreement.

     "LAZER-TEK DESIGNS, INC. Financial Statements" is defined in Section 3.5.

     "LAZER-TEK DESIGNS, LTD. Financial Statements" is defined in Section 4.5.

     "LAZER-TEK DESIGNS, INC. Stockholder Meeting" is defined in Section 6.2.

     "LAZER-TEK DESIGNS, LTD. Stockholder Meeting" is defined in Section 7.2.

     "LAZER-TEK's knowledge" or "CRYSTALIX's knowledge" means the actual knowledge of LAZER-TEK or CRYSTALIX, as the case may be, or of any director, officer or other employee of LAZER-TEK or CRYSTALIX, respectively, and such knowledge as any of the foregoing should have obtained upon reasonable inquiry.

     "LAZER-TEK Shares" means all of the outstanding shares of LAZER-TEK DESIGNS, INC. Common Stock and LAZER-TEK DESIGNS, LTD. Common Stock.

     "Liability" means any direct or indirect liability, indebtedness, obligation, expense, claim, loss, damage, deficiency, guaranty or endorsement of or by any Person, absolute or contingent, accrued or unaccrued, due or to become due, liquidated or unliquidated.

     "Litigation" means any lawsuit, action, arbitration, administrative or other proceeding, criminal prosecution or governmental investigation or inquiry.

     "Material Adverse Effect" means a material adverse effect on the financial condition, results of operations, liquidity, products, competitive position, customers and customer relations of any Representing Party.

     "Minor Contracts" is defined in Section 3.16(a).

     "NGCL" means the Nevada General Corporation Law.

     "Non-Real Estate Leases" is defined in Section 3.9.

     "Ordinary Course" or "ordinary course of business" means the ordinary course of business that is consistent with past practices.

     "Person"   means   any   natural    person,    corporation,    partnership,
proprietorship, association, trust or other legal entity.

     "Real Property" is defined in Section 3.7.

     "Regulation" means any statute, law, ordinance, regulation, order or rule of any federal, state, local, foreign or other governmental agency or body or of any other type of regulatory body, including those covering food and drug, environmental, energy, safety, health, transportation, bribery, recordkeeping, zoning, antidiscrimination, antitrust, wage and hour, and price and wage control matters.

     "Required Consents" is defined in Section 3.3.

     "Securities Act" means the Securities Act of 1933, as amended, and the Regulations promulgated thereunder.

     "Termination Date" is defined in Section 9.1(b).

     "Transaction Documents" means this Agreement and the other agreements and documents contemplated hereby and thereby.

     "Transactions" means the transactions contemplated by the Transaction Documents.

                                    ARTICLE 2
                      SALE AND PURCHASE OF LAZER-TEK SHARES

     2.1 SALE AND PURCHASE OF LAZER-TEK SHARES. Subject to the terms and conditions of this Agreement, at the Closing, the Stockholder shall sell, transfer, convey, assign and deliver to CRYSTALIX, and CRYSTALIX shall purchase, acquire and accept from the Stockholder, all the LAZER-TEK Shares free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind.

     2.2 ISSUANCE AND TRANSFER OF SHARES. In consideration for the LAZER-TEK Shares, CRYSTALIX shall (a) issue and deliver to the Stockholder One Million Two Hundred Fifty Thousand (1,250,000) newly issued shares of CRYSTALIX Common Stock under Rule 144, to be issued in such amounts and to those individuals as set forth on Schedule 2.02(a) (the "CRYSTALIX Share Recipients"), provided, however, that any and all shares issued to Kevin Ryan ("Ryan") pursuant to this Section
2.2 and Schedule 2.02(a) shall be subject to the terms and conditions as set forth in Section 2.2.1 of this Agreement and shall not be restricted under Rule

144; (b) provide a loan to LAZER-TEK in the principal amount of One Million Dollars ($1,000,000.00) (the "Loan") which shall be evidenced by a promissory note substantially similar to the form attached hereto as Exhibit A and shall be paid directly to the following creditors of Lazer-Tek and the Stockholder in such amounts necessary to satisfy the obligations of such creditors: (i) to Sun West Bank, in the amount of Two Hundred Sixty-Five Thousand Seven Hundred Ten and 94/100 Dollars ($265,710.94), which was paid on December 20, 2002 (the "Sun West Bank Payment"); (ii) to those certain creditors set forth on Schedule 2.02(b), attached hereto, in the approximate amount of Four Hundred Thousand Dollars ($400,000.00) (the "General Creditors Payment"); and (iii) to Ryan, in the amount of Three Hundred Thirty Four Thousand Two Hundred Eighty Nine and 10/100 Dollars ($334,289.10) (the "Ryan Payment"), (c) pay Ryan Capital Management a consulting fee of Four Hundred Thousand Dollars ($400,000.00) (the "Ryan Consulting Fee"), which shall be paid in quarterly payments of One Hundred Thousand Dollars ($100,000.00) on or before the following dates: (i) April 1, 2003; (ii) July 1, 2003; (iii) October 1, 2003; and January 1, 2004; and (d) pay to Ryan, in the amount of Eight Hundred Fifty Two Thousand Six Hundred Eighty and 20/100 Dollars ($852,680.20) (the "Ryan Loan"), pursuant to the terms of a promissory note substantially in the form attached hereto as Exhibit B (the "Ryan Promissory Note"), which note shall be secured by a first priority security interest on all assets of Lazer-Tek, as evidenced by the terms of a security agreement substantially in the form attached hereto as Exhibit C (the "Ryan Security Agreement").

     2.2.1 RYAN'S SHARES. The shares to be issued to Ryan upon Closing as provided in Section 2.2 and Schedule 2.2 of this Agreement ("Ryan's Shares") shall be registered by CRYSTALIX at CRYSTALIX' expense, under the Act, as part of the securities offering underwritten by J.P. Turner (the "Offering"). The parties contemplate that the Offering will close no later than April 30, 2003. If it becomes reasonably apparent that the Offering will not take place or will not close by that date, then at the earliest practicable date, CRYSTALIX agrees to register Ryan's Shares under the Act. If Ryan's Shares are issued as part of the Offering, Ryan shall not be required to agree to a lock-up period that exceeds the shorter of the following two time periods: (i) ninety (90) days from the closing of the Offering with respect to fifty percent (50%) of Ryan's Shares and one hundred eighty (180) days from the closing of the Offering with respect to the other fifty percent (50%) of Ryan's Shares, or (ii) fifty percent (50%) of the number of days in the shortest lock-up period to which any other CRYSTALIX shareholder agrees to in connection with the Offering. If Ryan's Shares are registered to Ryan other than as part of the Offering, such shares shall not be subject to any lock-up period.

     2.3 CLOSING. Unless this Agreement shall have been terminated and the Transactions abandoned pursuant to Article 11, subject to satisfaction or waiver of the conditions to the Transactions set forth in Article 9, the Closing shall take place on or before December 23, 2002, at the offices of CRYSTALIX in Las Vegas, Nevada, unless the parties hereto agree in writing to another date or place. The date on which the Closing occurs is referred to herein as the "Closing Date."

     2.4 DELIVERY TO CRYSTALIX. At the Closing, the Stockholder and/or LAZER-TEK will deliver to CRYSTALIX (i) certificates representing the LAZER-TEK Shares, together with stock power duly endorsed, (ii) all such other endorsements, assignments and other instruments as are necessary to vest in CRYSTALIX title to the LAZER-TEK Shares free and clear of any adverse claims; and (iii) all other previously undelivered documents required to be delivered to CRYSTALIX at or prior to the Closing in connection with the Transactions, including those contemplated by Article 9.

     2.5 DELIVERY OF THE CRYSTALIX SHARES. At the Closing, CRYSTALIX shall deliver the CRYSTALIX Shares in such amounts and to such persons as set forth on
Schedule 2.02. CRYSTALIX shall also deliver all previously undelivered documents required hereunder to be delivered by CRYSTALIX at or prior to the Closing, including those contemplated by Article 9.

     2.6 FURTHER ASSURANCES. After the Closing, the Stockholder, LAZER-TEK and CRYSTALIX shall each from time to time, at the request of a party hereto and without further cost or expense to the requesting party, execute and deliver such other instruments of conveyance and transfer and take such other actions as the requesting party may reasonably request, in order to more effectively consummate the Transactions and to vest in CRYSTALIX or the Stockholder, as the case may be, title to the LAZER-TEK Shares or CRYSTALIX Shares, as the case may be, being transferred hereunder.

     2.7 PLEDGE AGREEMENT. The CRYSTALIX Shares delivered to the Stockholder as a portion of the Purchase Price will be subject to a Pledge Agreement in order to support the indemnification obligations of the Stockholder.

     2.8 ASSUMED LIABILITIES. At the Closing, CRYSTALIX shall assume and thereafter in due course timely pay and fully satisfy all obligations of Lazer-Tek that accrue after the Closing Date and/or are itemized on Schedule
4.12 (the "Assumed Liabilities").

     2.9 EXCLUDED LIABILITIES. Except as expressly set forth in Section 2.8, CRYSTALIX shall not, by virtue of its purchase of LAZER-TEK or otherwise in connection with the Transactions, assume or become responsible for any Liabilities (the "Excluded Liabilities") of the Stockholder and/or LAZER-TEK; including, without limitation: (a) Liabilities for any taxes; (b) Liabilities relating to any employment or labor claim or any claim relating to a Benefit Plan; (c) Liabilities relating to the violation of any Law; (d) tort Liabilities; (e) Liabilities from claims not assumed by the Buyer hereunder or included in any arrangement set forth in Section 2.8; (f) Liabilities for claims based on acts or omissions of any Person which occurred prior to the Closing Date; (g) Liabilities unknown to the Stockholder and/or LAZER-TEK at the Closing; (h) Liabilities related to any litigation, the cause of action for which arose prior to the Closing Date; and (i) Liabilities for any accounts payable or indebtedness for money borrowed.

                                    ARTICLE 3
    REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER AND LAZER-TEK DESIGNS, INC.

     STOCKHOLDER and LAZER-TEK DESIGNS, INC. hereby represent and warrant to CRYSTALIX as follows:

     3.1 CORPORATE STATUS. LAZER-TEK DESIGNS, INC. is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. LAZER-TEK DESIGNS, INC. is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of LAZER-TEK DESIGNS, INC. that have been delivered to CRYSTALIX have been duly adopted and are current, correct and complete.

     3.2 AUTHORIZATION. LAZER-TEK DESIGNS, INC. has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by LAZER-TEK DESIGNS, INC. has been duly authorized by all necessary corporate action. A true and correct copy of the Unanimous Written Consent of the Board of Directors and Stockholder of LAZER-TEK DESIGNS, INC. approving the Transaction Documents is attached hereto as Exhibit
3.02. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of LAZER-TEK DESIGNS, INC., enforceable in accordance with their terms.

     3.3 CONSENTS AND APPROVALS.  Except for the consents  specified in Schedule
3.03 (the "LTDI Required Consents"), neither the execution and delivery by LAZER-TEK DESIGNS, INC. of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by LAZER-TEK DESIGNS, INC., will require any filing, consent or approval or constitute a Default under (a) any Regulation or Court Order to which LAZER-TEK DESIGNS, INC. is subject, (b) the Charter Documents or bylaws of LAZER-TEK DESIGNS, INC. or
(c) any Contract, Governmental Permit or other document to which LAZER-TEK DESIGNS, INC. is a party.

     3.4 CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of LAZER-TEK DESIGNS, INC. consists of 10,000,00 shares of LAZER-TEK DESIGNS, INC. Common Stock, 9,250 of which are issued and outstanding on the date hereof and 9,990,750 shares of which are issued and held by LAZER-TEK DESIGNS, INC. as treasury stock. There are no issued shares of Preferred Stock. All of the LAZER-TEK DESIGNS, INC. Shares are duly and validly authorized and issued, fully paid and non-assessable. Stockholder is the sole owner of record of all of the LAZER-TEK DESIGNS, INC. Shares. LAZER-TEK DESIGNS, INC. complied with all applicable Regulations in connection with the issuance of all of the LAZER-TEK DESIGNS, INC. Shares.

     3.5 FINANCIAL STATEMENTS. LAZER-TEK DESIGNS, INC. has delivered to CRYSTALIX correct and complete copies of its unaudited financial statements consisting of (i) Balance Sheets of LAZER-TEK DESIGNS, INC., and (ii) Income Statements. All such unaudited financial statements are referred to herein collectively as the "LAZER-TEK DESIGNS, INC. Financial Statements," a true and correct copy of which is attached hereto as Schedule 3.05.

     3.6 TITLE TO LAZER-TEK DESIGNS, INC. ASSETS AND RELATED MATTERS. To the best knowledge of LAZER-TEK DESIGNS, INC., LAZER-TEK DESIGNS, INC. has good and marketable title to, or valid leasehold interests in, all of the LAZER-TEK DESIGNS, INC. Assets, free from any Encumbrances except those specified in
Schedule 3.06. The use of the LAZER-TEK DESIGN, INC. Assets is not subject to any Encumbrances (other than those specified in the preceding sentence), and such use does not materially encroach on the property or rights of anyone else. All Real Property and tangible personal property of LAZER-TEK DESIGN, INC. are suitable for the purposes for which they are currently used by LTDI, in good working condition and reasonable repair, free from any known defects, except such minor defects that would not in the aggregate exceed $10,000.

     3.7 REAL PROPERTY. Schedule 3.07 describes all real estate used in the operation of the LAZER-TEK DESIGN, INC. Business as well as any other real estate that is in the possession of or leased by LAZER-TEK DESIGN, INC. and the improvements (including buildings and other structures) located on such real estate (collectively, the "LTDI Real Property"), and lists any leases under which any such LTDI Real Property is possessed (the "LTDI Real Estate Leases"). LAZER-TEK DESIGN, INC. is not currently in Default under any of the LTDI Real Estate Leases, and LAZER-TEK DESIGN, INC. is not aware of any Default by any of the lessors thereunder. Excepted as listed on Schedule 3.07, LAZER-TEK DESIGN, INC. does not have an ownership interest in any LTDI Real Property. Schedule
3.07 also describes any real estate previously owned, leased or otherwise operated by LAZER-TEK DESIGN, INC. during the five years immediately preceding the date of execution of this Agreement and the time periods of any such ownership, lease or operation.

     3.8 CERTAIN PERSONAL PROPERTY. Schedule 3.08 is an asset schedule, describing and specifying the location of all items of tangible personal property that were included in the LAZER-TEK DESIGN, INC. Balance Sheet. Since the LAZER-TEK DESIGN, INC. Balance Sheet Date, LAZER-TEK DESIGN, INC. has not acquired or disposed of any items of tangible personal property that have, in each case, a carrying value in excess of $10,000. All of LAZER-TEK DESIGN, INC.'s tangible personal property is in good operating condition, reasonable wear and tear excepted.

     3.9 NON-REAL ESTATE LEASES. LAZER-TEK DESIGN, INC. is not currently in Default under any of the LTDI Non-Real Estate Leases, and LAZER-TEK DESIGN, INC. is not aware of any Default by any of the lessors thereunder. There are no existing Non-Real Estate Leases under which the obligations of LAZER-TEK DESIGN, INC. exceed $10,000 with respect to any individual Non-Real Estate Lease, save for those listed on Schedule 3.09. "LTDI Non-Real Estate Leases" refers to any and all leases that relate to an asset or property (other than LTDI Real Property) used in the operation of the LAZER-TEK DESIGN, INC. Business or otherwise possessed by LAZER-TEK DESIGN, INC., including but not limited to all trucks, automobiles, machinery, equipment, furniture and computers.

     3.10 SALES DEPOSITS. Schedule 3.10 lists all of the sales deposits for products and/or services to be delivered and/or performed after the date of this Agreement.

     3.11 INVENTORY. All inventory of LAZER-TEK DESIGN, INC. consists of items of quality and quantity saleable in the ordinary course of business at regular sales prices of LAZER-TEK DESIGN, INC. in the ordinary course of its business. The inventory records for LAZER-TEK DESIGN, INC. that has been delivered to CRYSTALIX are accurate with respect to the data contained therein.

     3.12 ABSENCE OF UNDISCLOSED LIABILITIES. Except as specified in Schedule 3.12, LAZER-TEK DESIGN, INC. does not have any Liabilities, and none of the LAZER-TEK DESIGN, INC. Assets is subject to any Liabilities.

     3.13 TAXES. Except as disclosed in Schedule 3.13, LAZER-TEK DESIGN, INC. has duly filed all foreign, federal, state, local and other tax returns that are required to be filed and that were due, and has paid all material taxes and assessments that have become due pursuant to such returns or pursuant to any assessment received. Except as disclosed in Schedule 3.13, all taxes and other assessments and levies that LAZER-TEK DESIGN, INC. has been required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by LAZER-TEK DESIGN, INC. for such payment. Except as disclosed in Schedule 3.13, there are no proceedings or other actions, nor is there any basis for any proceedings or other actions, for the assessment and collection of additional taxes of any kind for any period for which returns have or should have been filed. To the best knowledge of LAZER-TEK DESIGN, INC., LAZER-TEK DESIGN, INC. is not being audited nor has any audit in the past five years resulted in the claim or imposition of any penalty or additional tax on LAZER-TEK DESIGN, INC.

     3.14 SUBSIDIARIES. LAZER-TEK DESIGN, INC. does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, joint venture or other legal entity, other than shares in a publicly traded company not exceeding 2% of the voting securities of that company.

     3.15 LEGAL  PROCEEDINGS  AND  COMPLIANCE  WITH LAW.  Except as disclosed in
Schedule 3.15, there is no Litigation that is pending or threatened against or related to LAZER-TEK DESIGN, INC. There has been no Default under any Regulations applicable to LAZER-TEK DESIGN, INC. There has been no Default with respect to any Court Order applicable to LAZER-TEK DESIGN, INC.

     3.16 CONTRACTS.

          (a) Schedule 3.16 lists each Contract of the following types to which LAZER-TEK DESIGN, INC. is a party, or by which it is bound, except for any Contract under which the executory obligation of LAZER-TEK DESIGN, INC. involves an amount of less than $1,000 (such excepted Contracts are referred to collectively as "LTDI Minor Contracts"):

               (i) Contracts with any present or former stockholder, director, officer, employee, partner or consultant of LAZER-TEK DESIGN, INC. or Affiliate thereof;

               (ii) Contracts for the future purchase of, or payment for, supplies or products, or for the lease of any Asset from or the performance of services by a third party, in excess of $1,000 in any individual case, or any Contracts for the sale of inventory or products that involve an amount in excess of $1,000 with respect to any one supplier or other party;

               (iii) Contracts to sell or supply products or to perform services
                     that   involve  an  amount  in  excess  of  $1,000  in  any
                     individual case;

               (iv) Contracts to lease to or to operate for any other party any Asset that involve an amount in excess of $1,000 in any individual case;

               (v) Any notes, debentures, bonds, conditional sale agreements, equipment trust agreements, letter of credit agreements, reimbursement agreements, loan agreements or other Contracts for the borrowing or lending of money (including loans to or from officers, directors, partners, stockholders or Affiliates of LAZER-TEK DESIGN, INC. or any members of their immediate families), agreements or arrangements for a line of credit or for a guarantee of, or other undertaking in connection with, the indebtedness of any other Person;

               (vi) Any Contracts under which any Encumbrances exist with respect to any LAZER-TEK DESIGN, INC. Assets; and

               (vii) Any other  Contracts  (other than LTDI Minor  Contracts and those described in any of (i) through (vi) above) not made in the ordinary course of business.

          (b) Except as disclosed in Schedule 3.16(b), LAZER-TEK DESIGN, INC. is not in Default under any Contract, which Default could result in a Liability on the part of LAZER-TEK DESIGN, INC. in excess of $10,000 in any individual case, and the aggregate Liabilities that could result from all such Defaults do not exceed $50,000. Except as disclosed in Schedule 3.16(b), LAZER-TEK DESIGN, INC. has not received any communication from, or given any communication to, any other party indicating that LAZER-TEK DESIGN, INC. or such other party, as the case may be, is in Default under any Contract where such Default could have a Material Adverse Effect.

          (c) The aggregate amount of all LTDI Minor Contracts does not exceed $5,000.

     3.17 PATENTS AND OTHER INTELLECTUAL PROPERTY. To the best knowledge of LAZER-TEK DESIGNS, INC., LAZER-TEK DESIGNS, INC. neither currently uses nor has used in the operation of the LAZER-TEK DESIGNS, INC. Business during the three years immediately preceding the execution of this Agreement (including in the development or marketing of products and services) any patent, trademark, trade name, service mark, copyright, trade secret or know-how, except for those listed in Schedule 3.17. Such items listed on the LAZER-TEK Disclosure Schedule are referred to herein as the "LTDI Intellectual Property." All of the LTDI Intellectual Property, as specified in the LAZER-TEK Disclosure Schedule, are either owned or appropriately licensed by LAZER-TEK DESIGN, INC. under an exclusive license agreement, and, to the best knowledge of LAZER-TEK DESIGN, INC., LAZER-TEK DESIGN, INC. is not infringing upon or unlawfully or wrongfully using any patent, trademark, trade name, service mark, copyright or trade secret owned or claimed by another Person. LAZER-TEK DESIGN, INC. has not received any notice of any claim of infringement or any other claim or proceeding, with respect to any such patent, trademark, trade name, service mark, copyright or trade secret. No current or former employee of LAZER-TEK DESIGN, INC. and no other Person owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any of the Intellectual Property, or in any application therefor.

     3.18 EMPLOYEE RELATIONS. Except as disclosed on Schedule 3.18, LAZER-TEK DESIGN, INC. is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and LAZER-TEK DESIGN, INC. has not experienced any work stoppage during the three years immediately preceding the execution of this Agreement. Schedule 3.18 is a complete and correct list of the names and salaries, bonus and other cash compensation of all executive officers of LAZER-TEK DESIGN, INC.

     3.19 BENEFIT PLANS. Except as disclosed on Schedule 3.19, there are no Benefit Plans sponsored or maintained by LAZER-TEK DESIGN, INC. or under which LAZER-TEK DESIGN, INC. may be obligated.

     3.20 CORPORATE RECORDS. The minute books of LAZER-TEK DESIGN, INC. contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors or committees thereof and stockholders. The stock record book of LAZER-TEK DESIGN, INC. is complete, correct and current and shall be delivered to CRYSTALIX at the Closing.

     3.21 ABSENCE OF CERTAIN CHANGES. Since the LAZER-TEK DESIGN, INC. Balance Sheet Date, LAZER-TEK DESIGN, INC. has conducted the LAZER-TEK DESIGN, INC. Business in the ordinary course and there has not been:

          (a) any material adverse change in the LAZER-TEK DESIGN, INC. Business or its Liabilities;

          (b) any distribution or payment declared or made in respect of its capital stock by way of dividends, purchase or redemption of shares or otherwise;

          (c) except as disclosed in Schedule 3.21, any increase in the compensation payable or to become payable to any director, officer, employee or agent, except for merit and seniority increases for non-officer employees made in the ordinary course of business, nor any other change in any employment or consulting arrangement;

          (d) any sale, assignment or transfer of the LAZER-TEK DESIGN, INC. Assets, or any additions to or transactions involving any LAZER-TEK DESIGN, INC. Assets, other than those made in the ordinary course of business;

          (e) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any debt held; or

          (f) any payments to any Affiliate of LAZER-TEK DESIGN, INC., except as specified in Schedule 3.21.

     3.22 PREVIOUS SALES; WARRANTIES. To the best knowledge of LAZER-TEK DESIGN, INC., all goods sold or distributed and services performed by LAZER-TEK DESIGN, INC. were of merchantable and satisfactory quality, and LAZER-TEK DESIGN, INC. has not breached any express or implied warranties in connection with the sale or distribution of such goods and performances of such services. LAZER-TEK DESIGN, INC. has provided CRYSTALIX with true and correct copies of all written warranties (a) made by all Persons from whom LAZER-TEK DESIGN, INC. has obtained any goods that have been resold or distributed by LAZER-TEK DESIGN, INC., including any goods that constituted parts included in other goods sold or distributed by LAZER-TEK DESIGN, INC. and (b) made by LAZER-TEK DESIGN, INC. with respect to any goods that have been sold or distributed or services that have been performed by LAZER-TEK DESIGN, INC. No oral guaranties were made by LAZER-TEK DESIGN, INC. with respect to any goods that have been sold or distributed or services that have been performed by LAZER-TEK DESIGN, INC.

     3.23 CUSTOMERS AND LICENSEES. LAZER-TEK DESIGN, INC. has used commercially reasonable efforts to maintain, and currently maintains, good working relationships with all of its customers and licensees. Schedule 3.23 contains a list of the names of LAZER-TEK DESIGN, INC.'s current customers and licensees. None of such customers or licensees has given LAZER-TEK DESIGN, INC. notice terminating, canceling or threatening to terminate or cancel any Contract or relationship with LAZER-TEK DESIGN, INC.

     3.24 FINDER'S FEES. Other than the consulting fees paid to Ryan Capital Management as contemplated by Paragraph 2.2, above, no Person retained by LAZER-TEK DESIGN, INC. is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

     3.25 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made in reliance upon the representations of the Stockholder to CRYSTALIX, which by her execution of this Agreement she hereby confirms, that the CRYSTALIX Shares will be acquired for investment for her own account, not as a nominee or agent, and not with a view to distribution (as such term is defined under the Securities Act of 1933, as amended (the "Act")) of any part thereof. Stockholder represents that she has full power and authority to enter into this Agreement.

     3.26 RESTRICTED SECURITIES. The Stockholder understands that the CRYSTALIX Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from CRYSTALIX in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act, only in certain limited circumstances. It is understood that the CRYSTALIX Shares shall bear a legend to such effect.

     3.27 ACCURACY OF INFORMATION. No representation or warranty by LAZER-TEK DESIGN, INC. in any Transaction Document, and no information contained therein or otherwise delivered to CRYSTALIX in connection with the Transactions, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to LAZER-TEK DESIGN, INC. that may materially adversely affect the LAZER-TEK DESIGN, INC. Assets or the LAZER-TEK DESIGN, INC. Business that has not been set forth in this Agreement or the other documents furnished to CRYSTALIX on or prior to the date hereof in connection with the Transactions.

                                    ARTICLE 4
    REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER AND LAZER-TEK DESIGNS, LTD.

     STOCKHOLDER and LAZER-TEK DESIGNS, LTD. hereby represent and warrant to CRYSTALIX as follows:

     4.1 CORPORATE STATUS. LAZER-TEK DESIGNS, LTD. is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. LAZER-TEK DESIGNS, LTD. is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of LAZER-TEK DESIGNS, LTD. that have been delivered to CRYSTALIX have been duly adopted and are current, correct and complete.

     4.2 AUTHORIZATION. LAZER-TEK DESIGNS, LTD. has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by LAZER-TEK DESIGNS, LTD. has been duly authorized by all necessary corporate action. A true and correct copy of the Unanimous Written Consent of the Board of Directors and Stockholder of LAZER-TEK DESIGNS, LTD. approving the Transaction Documents are attached hereto as Exhibit
4.02. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of LAZER-TEK DESIGNS, LTD., enforceable in accordance with their terms.

     4.3 CONSENTS AND APPROVALS.  Except for the consents  specified in Schedule
4.03 (the "LTDL Required Consents"), neither the execution and delivery by LAZER-TEK DESIGNS, LTD. of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by LAZER-TEK DESIGNS, LTD., will require any filing, consent or approval or constitute a Default under (a) any Regulation or Court Order to which LAZER-TEK DESIGNS, LTD. is subject, (b) the Charter Documents or bylaws of LAZER-TEK DESIGNS, LTD. or
(c) any Contract, Governmental Permit or other document to which LAZER-TEK DESIGNS, LTD. is a party.

     4.4 CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of LAZER-TEK DESIGNS, LTD. consists of 100 shares of LAZER-TEK DESIGNS, LTD. Common Stock, 50 of which are issued and outstanding on the date hereof and 50 shares of which are issued and held by LAZER-TEK DESIGNS, LTD. as treasury stock. There are no issued shares of Preferred Stock. All of the LAZER-TEK DESIGNS, LTD. Shares are duly and validly authorized and issued, fully paid and non-assessable. Schedule 4.04 correctly lists the record owners of all of the LAZER-TEK DESIGNS, LTD. Shares. LAZER-TEK DESIGNS, LTD. complied with all applicable Regulations in connection with the issuance of all of the LAZER-TEK DESIGNS, LTD. Shares.

     4.5 FINANCIAL STATEMENTS. LAZER-TEK DESIGNS, LTD. has delivered to CRYSTALIX correct and complete copies of its unaudited financial statements consisting of (i) Balance Sheets of LAZER-TEK DESIGNS, LTD., and (ii) Income Statements. All such unaudited financial statements are referred to herein collectively as the "LAZER-TEK DESIGNS, LTD. Financial Statements," a true and complete copy of which is attached hereto as Schedule 4.05.

     4.6 TITLE TO LAZER-TEK DESIGNS, LTD. ASSETS AND RELATED MATTERS. To the best knowledge of LAZER-TEK DESIGNS, LTD., LAZER-TEK DESIGNS, LTD. has good and marketable title to, or valid leasehold interests in, all of the LAZER-TEK DESIGNS, LTD. Assets, free from any Encumbrances except those specified in
Schedule 4.06. The use of the LAZER-TEK DESIGN, LTD. Assets is not subject to any Encumbrances (other than those specified in the preceding sentence), and such use does not materially encroach on the property or rights of anyone else. All Real Property and tangible personal property of LAZER-TEK DESIGN, LTD. are suitable for the purposes for which they are currently used by LTDL, in good working condition and reasonable repair, free from any known defects, except such minor defects that would not in the aggregate exceed $10,000.

     4.7 REAL PROPERTY. Schedule 4.07 describes all real estate used in the operation of the LAZER-TEK DESIGN, LTD. Business as well as any other real estate that is in the possession of or leased by LAZER-TEK DESIGN, LTD. and the improvements (including buildings and other structures) located on such real estate (collectively, the "LTDL Real Property"), and lists any leases under which any such LTDL Real Property is possessed (the "LTDL Real Estate Leases"). LAZER-TEK DESIGN, LTD. is not currently in Default under any of the LTDL Real Estate Leases, and LAZER-TEK DESIGN, LTD. is not aware of any Default by any of the lessors thereunder. Excepted as listed on Schedule 4.07, LAZER-TEK DESIGN, LTD. does not have an ownership interest in any LTDL Real Property. Schedule
4.07 also describes any real estate previously owned, leased or otherwise operated by LAZER-TEK DESIGN, LTD. during the five years immediately preceding the date of execution of this Agreement and the time periods of any such ownership, lease or operation.

     4.8 CERTAIN PERSONAL PROPERTY. Schedule 4.08 is an asset schedule, describing and specifying the location of all items of tangible personal property that were included in the LAZER-TEK DESIGN, LTD. Balance Sheet. Since the LAZER-TEK DESIGN, LTD. Balance Sheet Date, LAZER-TEK DESIGN, LTD. has not acquired or disposed of any items of tangible personal property that have, in each case, a carrying value in excess of $10,000. All of LAZER-TEK DESIGN, LTD.'s tangible personal property is in good operating condition, reasonable wear and tear excepted.

     4.9 NON-REAL ESTATE LEASES. LAZER-TEK DESIGN, LTD. is not currently in Default under any of the LTDL Non-Real Estate Leases, and LAZER-TEK DESIGN, LTD. is not aware of any Default by any of the lessors thereunder. There are no existing Non-Real Estate Leases under which the obligations of LAZER-TEK DESIGN, LTD. exceed $10,000 with respect to any individual Non-Real Estate Lease, save for those listed on Schedule 4.09. "LTDL Non-Real Estate Leases" refers to any and all leases that relate to an asset or property (other than Real Property) used in the operation of the LAZER-TEK DESIGN, LTD. Business or otherwise possessed by LAZER-TEK DESIGN, LTD., including but not limited to all trucks, automobiles, machinery, equipment, furniture and computers.

     4.10 SALES DEPOSITS. Schedule 4.10 lists all of the sales deposits for products and/or services to be delivered and/or performed after the date of this Agreement.

     4.11 INVENTORY. All inventory of LAZER-TEK DESIGN, LTD. consists of items of quality and quantity saleable in the ordinary course of business at regular sales prices of LAZER-TEK DESIGN, LTD. in the ordinary course of its business. The inventory records for LAZER-TEK DESIGN, LTD. that has been delivered to CRYSTALIX are accurate with respect to the data contained therein.

     4.12 ABSENCE OF UNDISCLOSED LIABILITIES. Except as specified in Schedule 4.12, LAZER-TEK DESIGN, LTD. does not have any Liabilities, and none of the LAZER-TEK DESIGN, LTD. Assets is subject to any Liabilities.

     4.13 TAXES. Except as disclosed in Schedule 4.13, LAZER-TEK DESIGN, LTD. has duly filed all foreign, federal, state, local and other tax returns that are required to be filed and that were due, and has paid all material taxes and assessments that have become due pursuant to such returns or pursuant to any assessment received. Except as disclosed in Schedule 4.13, all taxes and other assessments and levies that LAZER-TEK DESIGN, LTD. has been required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by LAZER-TEK DESIGN, LTD. for such payment. Except as disclosed in Schedule 4.13, there are no proceedings or other actions, nor is there any basis for any proceedings or other actions, for the assessment and collection of additional taxes of any kind for any period for which returns have or should have been filed. To the best knowledge of LAZER-TEK DESIGN, LTD., LAZER-TEK DESIGN, LTD. is not being audited nor has any audit in the past five years resulted in the claim or imposition of any penalty or additional tax on LAZER-TEK DESIGN, LTD.

     4.14 SUBSIDIARIES. LAZER-TEK DESIGN, LTD. does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, joint venture or other legal entity, other than shares in a publicly traded company not exceeding 2% of the voting securities of that company.

     4.15 LEGAL  PROCEEDINGS  AND  COMPLIANCE  WITH LAW.  Except as disclosed in
Schedule 4.15, there is no Litigation that is pending or threatened against or related to LAZER-TEK DESIGN, LTD. There has been no Default under any Regulations applicable to LAZER-TEK DESIGN, LTD. There has been no Default with respect to any Court Order applicable to LAZER-TEK DESIGN, LTD.

     4.16 CONTRACTS.

          (a) Schedule 4.16 lists each Contract of the following types to which LAZER-TEK DESIGN, LTD. is a party, or by which it is bound, except for any Contract under which the executory obligation of LAZER-TEK DESIGN, LTD. involves an amount of less than $1,000 (such excepted Contracts are referred to collectively as "LTDL Minor Contracts"):

               (i) Contracts with any present or former stockholder, director, officer, employee, partner or consultant of LAZER-TEK DESIGN, LTD. or Affiliate thereof;

               (ii) Contracts for the future purchase of, or payment for, supplies or products, or for the lease of any Asset from or the performance of services by a third party, in excess of $1,000 in any individual case, or any Contracts for the sale of inventory or products that involve an amount in excess of $1,000 with respect to any one supplier or other party;

               (iii) Contracts to sell or supply products or to perform services
                     that   involve  an  amount  in  excess  of  $1,000  in  any
                     individual case;

               (iv) Contracts to lease to or to operate for any other party any Asset that involve an amount in excess of $1,000 in any individual case;

               (v) Any notes, debentures, bonds, conditional sale agreements, equipment trust agreements, letter of credit agreements, reimbursement agreements, loan agreements or other Contracts for the borrowing or lending of money (including loans to or from officers, directors, partners, stockholders or Affiliates of LAZER-TEK DESIGN, LTD. or any members of their immediate families), agreements or arrangements for a line of credit or for a guarantee of, or other undertaking in connection with, the indebtedness of any other Person;

               (vi) Any Contracts under which any Encumbrances exist with respect to any LAZER-TEK DESIGN, LTD. Assets; and

               (vii) Any other  Contracts  (other than LTDL Minor  Contracts and those described in any of (i) through (vi) above) not made in the ordinary course of business.

          (b) Except as disclosed in Schedule 4.16(b), LAZER-TEK DESIGN, LTD. is not in Default under any Contract, which Default could result in a Liability on the part of LAZER-TEK DESIGN, LTD. in excess of $10,000 in any individual case, and the aggregate Liabilities that could result from all such Defaults do not exceed $50,000. Except as disclosed in Schedule 3.16(b), LAZER-TEK DESIGN, LTD. has not received any communication from, or given any communication to, any other party indicating that LAZER-TEK DESIGN, LTD. or such other party, as the case may be, is in Default under any Contract where such Default could have a Material Adverse Effect.

          (c) The aggregate amount of all LTDL Minor Contracts does not exceed $5,000.

     4.17 PATENTS AND OTHER INTELLECTUAL PROPERTY. To the best knowledge of LAZER-TEK DESIGNS, LTD., LAZER-TEK DESIGNS, LTD. neither currently uses nor has used in the operation of the LAZER-TEK DESIGNS, LTD. Business during the three years immediately preceding the execution of this Agreement (including in the development or marketing of products and services) any patent, trademark, trade name, service mark, copyright, trade secret or know-how, except for those listed in Schedule 4.17. Such items listed on the LAZER-TEK Disclosure Schedule are referred to herein as the "LTDL Intellectual Property." All of the LTDL Intellectual Property, as specified in the LAZER-TEK Disclosure Schedule, are either owned or appropriately licensed by LAZER-TEK DESIGN, LTD. under an exclusive license agreement, and, to the best knowledge of LAZER-TEK DESIGN, LTD., LAZER-TEK DESIGN, LTD. is not infringing upon or unlawfully or wrongfully using any patent, trademark, trade name, service mark, copyright or trade secret owned or claimed by another Person. LAZER-TEK DESIGN, LTD. has not received any notice of any claim of infringement or any other claim or proceeding, with respect to any such patent, trademark, trade name, service mark, copyright or trade secret. No current or former employee of LAZER-TEK DESIGN, LTD. and no other Person owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any of the Intellectual Property, or in any application therefor

     4.18 EMPLOYEE RELATIONS. Except as disclosed on Schedule 4.18, LAZER-TEK DESIGN, LTD. is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and LAZER-TEK DESIGN, LTD. has not experienced any work stoppage during the three years immediately preceding the execution of this Agreement. Schedule 4.18 is a complete and correct list of the names and salaries, bonus and other cash compensation of all executive officers of LAZER-TEK DESIGN, LTD.

     4.19 BENEFIT PLANS. Except as disclosed on Schedule 4.19, there are no Benefit Plans sponsored or maintained by LAZER-TEK DESIGN, LTD. or under which LAZER-TEK DESIGN, LTD. may be obligated.

     4.20 CORPORATE RECORDS. The minute books of LAZER-TEK DESIGN, LTD. contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors or committees thereof and stockholders. The stock record book of LAZER-TEK DESIGN, LTD. is complete, correct and current and shall be delivered to CRYSTALIX at the Closing.

     4.21 ABSENCE OF CERTAIN CHANGES. Since the LAZER-TEK DESIGN, LTD. Balance Sheet Date, LAZER-TEK DESIGN, LTD. has conducted the LAZER-TEK DESIGN, LTD. Business in the ordinary course and there has not been:

          (a) any material adverse change in the LAZER-TEK DESIGN, LTD. Business or its Liabilities;

          (b) any distribution or payment declared or made in respect of its capital stock by way of dividends, purchase or redemption of shares or otherwise;

          (c) except as disclosed in Schedule 4.21, any increase in the compensation payable or to become payable to any director, officer, employee or agent, except for merit and seniority increases for non-officer employees made in the ordinary course of business, nor any other change in any employment or consulting arrangement;

          (d) any sale, assignment or transfer of the LAZER-TEK DESIGN, LTD. Assets, or any additions to or transactions involving any LAZER-TEK DESIGN, LTD. Assets, other than those made in the ordinary course of business;

          (e) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any debt held; or

          (f) any payments to any Affiliate of LAZER-TEK DESIGN, LTD., except as specified in Schedule 4.21.

     4.22 PREVIOUS SALES; WARRANTIES. To the best knowledge of LAZER-TEK DESIGN, LTD., all goods sold or distributed and services performed by LAZER-TEK DESIGN, LTD. were of merchantable and satisfactory quality, and LAZER-TEK DESIGN, LTD. has not breached any express or implied warranties in connection with the sale or distribution of such goods and performances of such services. LAZER-TEK DESIGN, LTD. has provided CRYSTALIX with true and correct copies of all written warranties (a) made by all Persons from whom LAZER-TEK DESIGN, LTD. has obtained any goods that have been resold or distributed by LAZER-TEK DESIGN, LTD., including any goods that constituted parts included in other goods sold or distributed by LAZER-TEK DESIGN, LTD. and (b) made by LAZER-TEK DESIGN, LTD. with respect to any goods that have been sold or distributed or services that have been performed by LAZER-TEK DESIGN, LTD. No oral guaranties were made by LAZER-TEK DESIGN, LTD. with respect to any goods that have been sold or distributed or services that have been performed by LAZER-TEK DESIGN, LTD.

     4.23 CUSTOMERS AND LICENSEES. LAZER-TEK DESIGN, LTD. has used commercially reasonable efforts to maintain, and currently maintains, good working relationships with all of its customers and licensees. Schedule 4.23 contains a list of the names of LAZER-TEK DESIGN, LTD.'s current customers and licensees. None of such customers or licensees has given LAZER-TEK DESIGN, LTD. notice terminating, canceling or threatening to terminate or cancel any Contract or relationship with LAZER-TEK DESIGN, LTD.

     4.24 FINDER'S FEES. Other than the consulting fees paid to Ryan Capital Management as contemplated by Paragraph 2.2, above, no Person retained by LAZER-TEK DESIGN, LTD. is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

     4.25 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made in reliance upon the representations of the Stockholder to CRYSTALIX, which by her execution of this Agreement she hereby confirms, that the CRYSTALIX Shares will be acquired for investment for her own account, not as a nominee or agent, and not with a view to distribution (as such term is defined under the Securities Act of 1933, as amended (the "Act")) of any part thereof. Stockholder represents that she has full power and authority to enter into this Agreement.

     4.26 RESTRICTED SECURITIES. Stockholder understands that the CRYSTALIX Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from CRYSTALIX in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act, only in certain limited circumstances. It is understood that the CRYSTALIX Shares shall bear a legend to such effect.

     4.27 ACCURACY OF INFORMATION. No representation or warranty by LAZER-TEK DESIGN, LTD. in any Transaction Document, and no information contained therein or otherwise delivered to CRYSTALIX in connection with the Transactions, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to LAZER-TEK DESIGN, LTD. that may materially adversely affect the LAZER-TEK DESIGN, LTD. Assets or the LAZER-TEK DESIGN, LTD. Business that has not been set forth in this Agreement or the other documents furnished to CRYSTALIX on or prior to the date hereof in connection with the Transactions.

                                    ARTICLE 5
                   REPRESENTATIONS AND WARRANTIES OF CRYSTALIX

     CRYSTALIX hereby represents and warrants to LAZER-TEK, Ryan and the CRYSTALIX Share Recipients as follows:

     5.1 CORPORATE STATUS. CRYSTALIX is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. CRYSTALIX common stock is publicly traded on the OTC.BB under the ticker symbol CYXG, is in good standing with the OTC.BB and the SEC. CRYSTALIX is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of CRYSTALIX that have been delivered to LAZER-TEK have been duly adopted and are current, correct and complete.

     5.2 AUTHORIZATION. CRYSTALIX has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by CRYSTALIX has been duly authorized by all necessary corporate action. A true and correct copy of the Unanimous Written Consent of the Board of Directors of CRYSTALIX approving this Agreement and the Transactions is attached hereto as Exhibit 5.02. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of CRYSTALIX, enforceable in accordance with their terms.

     5.3 CONSENTS AND APPROVALS.  Except for the consents  specified in Schedule
5.03 (the "CRYSTALIX Required Consents"), neither the execution and delivery by CRYSTALIX of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by CRYSTALIX, will require any filing, consent or approval or constitute a Default under (a) any Regulation or Court Order to which CRYSTALIX is subject, (b) the Charter Documents or bylaws of CRYSTALIX or (c) any Contract, Governmental Permit or other document to which CRYSTALIX is a party.

     5.4 CAPITALIZATION AND STOCK OWNERSHIP. The total authorized capital stock of CRYSTALIX currently consists of: (a) 300,000,000 shares of Common Stock with par value of $0.001 per share, 29,600,000 of which are issued and outstanding on the date hereof; (b) 10,000,000 shares of Series A Preferred Stock with par value of $0.001 per share, 7,000,000 of which are issued and outstanding on the date hereof; and (c) 5,000,000 shares of Series B Preferred Stock with par value of $0.001 per share, none of which are issued or outstanding on the date hereof. All of the CRYSTALIX Shares are duly and validly authorized and issued, fully paid and non-assessable. Schedule 5.04 correctly lists the record owners of all of the CRYSTALIX Shares. CRYSTALIX complied with all applicable Regulations in connection with the issuance of all of the CRYSTALIX Shares.

     5.5 FINANCIAL STATEMENTS. CRYSTALIX has delivered to LAZER-TEK correct and complete copies of CRYSTALIX's latest 10SB; 10KSB; 10QSB; 8K, along with the last six (6) months of press releases and all other relevant materials. Additionally, CRYSTALIX has provided LAZER-TEK with its audited financial statements consisting of (i) Balance Sheets of CRYSTALIX for the years ending 1999, 2000 and 2001, and (ii) Income Statements for the years ending 1999, 2000 and 2001. All such audited financial statements are referred to herein collectively as the "CRYSTALIX Financial Statements."

     5.6 TITLE TO CRYSTALIX ASSETS AND RELATED MATTERS. To the best knowledge of CRYSTALIX, CRYSTALIX has good and marketable title to, or valid leasehold interests in, all of the CRYSTALIX Assets, free from any Encumbrances except those specified in Schedule 5.06. The use of the CRYSTALIX Assets is not subject to any Encumbrances (other than those specified in the preceding sentence), and such use does not materially encroach on the property or rights of anyone else. All Real Property and tangible personal property of CRYSTALIX are suitable for the purposes for which they are used, in good working condition and reasonable repair, free from any known defects, except such minor defects that would not in the aggregate exceed $10,000.

     5.7 REAL PROPERTY. Schedule 5.07 describes all real estate used in the operation of the CRYSTALIX Business as well as any other real estate that is in the possession of or leased by CRYSTALIX and the improvements (including buildings and other structures) located on such real estate (collectively, the "CRYSTALIX Real Property"), and lists any leases under which any such Real Property is possessed (the "CRYSTALIX Real Estate Leases"). CRYSTALIX is not currently in Default under any of the CRYSTALIX Real Estate Leases, and CRYSTALIX is not aware of any Default by any of the lessors thereunder. Excepted as listed on Schedule 5.07, CRYSTALIX does not have an ownership interest in any CRYSTALIX Real Property. Schedule 5.07 also describes any real estate previously owned, leased or otherwise operated by CRYSTALIX during the five years immediately preceding the date of execution of this Agreement and the time periods of any such ownership, lease or operation.

     5.8 CERTAIN PERSONAL PROPERTY. Schedule 5.08 is an asset schedule, describing and specifying the location of all items of tangible personal property that were included in the CRYSTALIX Balance Sheet. Since the CRYSTALIX

Balance Sheet Date, CRYSTALIX has not acquired or disposed of any items of tangible personal property that have, in each case, a carrying value in excess of $10,000. All of tangible personal property of CRYSTALIX is in good operating condition, reasonable wear and tear excepted.

     5.9 NON-REAL ESTATE LEASES. CRYSTALIX is not currently in Default under any of the CRYSTALIX Non-Real Estate Leases, and CRYSTALIX is not aware of any Default by any of the lessors thereunder. There are no existing CRYSTALIX Non-Real Estate Leases under which the obligations of CRYSTALIX exceed $10,000 with respect to any individual CRYSTALIX Non-Real Estate Lease. " CRYSTALIX Non-Real Estate Leases" refers to any and all leases that relate to an asset or property (other than Real Property) used in the operation of the CRYSTALIX Business or otherwise possessed by CRYSTALIX, including but not limited to all trucks, automobiles, machinery, equipment, furniture and computers.

     5.10 SALES DEPOSITS. Schedule 5.10 lists all of the sales deposits for products and/or services to be delivered and/or performed by CRYSTALIX after the date of this Agreement.

     5.11 INVENTORY. All inventory of CRYSTALIX consists of items of quality and quantity saleable in the ordinary course of business at regular sales prices of CRYSTALIX in the ordinary course of its business. The inventory records for CRYSTALIX that has been delivered to LAZER-TEK are accurate with respect to the data contained therein.

     5.12 ABSENCE OF UNDISCLOSED LIABILITIES. Except as specified in Schedule 5.12, CRYSTALIX does not have any Liabilities, and none of the CRYSTALIX Assets is subject to any Liabilities.

     5.13 TAXES. Except as disclosed in Schedule 5.13, CRYSTALIX has duly filed all foreign, federal, state, local and other tax returns that are required to be filed and that were due, and has paid all material taxes and assessments that have become due pursuant to such returns or pursuant to any assessment received. Except as disclosed in Schedule 5.13, all taxes and other assessments and levies that CRYSTALIX has been required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are properly held by CRYSTALIX for such payment. Except as disclosed in Schedule 5.13, there are no proceedings or other actions, nor is there any basis for any proceedings or other actions, for the assessment and collection of additional taxes of any kind for any period for which returns have or should have been filed. To the best knowledge of CRYSTALIX, CRYSTALIX is not being audited nor has any audit in the past five years resulted in the claim or imposition of any penalty or additional tax on CRYSTALIX.

     5.14 SUBSIDIARIES. CRYSTALIX does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, joint venture or other legal entity, other than shares in a publicly traded company not exceeding 2% of the voting securities of that company.

     5.15 LEGAL  PROCEEDINGS  AND  COMPLIANCE  WITH LAW.  Except as disclosed in
Schedule 5.15, there is no Litigation that is pending or threatened against or related to CRYSTALIX. There has been no Default under any Regulations applicable to CRYSTALIX. There has been no Default with respect to any Court Order applicable to CRYSTALIX.

     5.16 CONTRACTS.

          (a) Schedule 5.16 lists each Contract of the following types to which CRYSTALIX is a party, or by which it is bound, except for any Contract under which the executory obligation of CRYSTALIX involves an amount of less than $1,000 (such excepted Contracts are referred to collectively as "CRYSTALIX Minor Contracts"):

               (i) Contracts with any present or former stockholder, director, officer, employee, partner or consultant of CRYSTALIX or Affiliate thereof;

               (ii) Contracts for the future purchase of, or payment for, supplies or products, or for the lease of any Asset from or the performance of services by a third party, in excess of $1,000 in any individual case, or any Contracts for the sale of inventory or products that involve an amount in excess of $1,000 with respect to any one supplier or other party;

               (iii) Contracts to sell or supply products or to perform services
                     that   involve  an  amount  in  excess  of  $1,000  in  any
                     individual case;

               (iv) Contracts to lease to or to operate for any other party any Asset that involve an amount in excess of $1,000 in any individual case;

               (v) Any notes, debentures, bonds, conditional sale agreements, equipment trust agreements, letter of credit agreements, reimbursement agreements, loan agreements or other Contracts for the borrowing or lending of money (including loans to or from officers, directors, partners, stockholders or Affiliates of CRYSTALIX or any members of their immediate families), agreements or arrangements for a line of credit or for a guarantee of, or other undertaking in connection with, the indebtedness of any other Person;

               (vi) Any Contracts under which any Encumbrances exist with respect to any CRYSTALIX Assets; and

               (vii) Any other  Contracts  (other than CRYSTALIX Minor Contracts and those described in any of (i) through (vi) above) not made in the ordinary course of business.

          (b) Except as disclosed in Schedule 5.16(b), CRYSTALIX is not in Default under any Contract, which Default could result in a Liability on the part of CRYSTALIX in excess of $10,000 in any individual case, and the aggregate

Liabilities that could result from all such Defaults do not exceed $50,000. Except as disclosed in Schedule 5.16(b), CRYSTALIX has not received any communication from, or given any communication to, any other party indicating that CRYSTALIX or such other party, as the case may be, is in Default under any Contract where such Default could have a Material Adverse Effect.

          (c) The aggregate amount of all CRYSTALIX Minor Contracts does not exceed $5,000.

     5.17 PATENTS AND OTHER INTELLECTUAL PROPERTY. To the best knowledge of CRYSTALIX, CRYSTALIX neither currently uses nor has used in the operation of the CRYSTALIX Business during the three years immediately preceding the execution of this Agreement (including in the development or marketing of products and services) any patent, trademark, trade name, service mark, copyright, trade secret or know-how, except for those listed in Schedule 5.17. Such items listed on the CRYSTALIX Disclosure Schedule are referred to herein as the "Intellectual Property." All of the Intellectual Property, as specified in the CRYSTALIX Disclosure Schedule, are owned and/or appropriately licensed by CRYSTALIX, and, to the best knowledge of CRYSTALIX, CRYSTALIX is not infringing upon or unlawfully or wrongfully using any patent, trademark, trade name, service mark, copyright or trade secret owned or claimed by another Person. CRYSTALIX has not received any notice of any claim of infringement or any other claim or proceeding, with respect to any such patent, trademark, trade name, service mark, copyright or trade secret. No current or former employee of CRYSTALIX and no other Person owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any of the Intellectual Property, or in any application therefor.

     5.18 EMPLOYEE RELATIONS. Except as disclosed on Schedule 5.18, CRYSTALIX is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge or (b) currently negotiating any collective bargaining agreement, and CRYSTALIX has not experienced any work stoppage during the three years immediately preceding the execution of this Agreement. Schedule 5.18 is a complete and correct list of the names and salaries, bonus and other cash compensation of all executive officers of CRYSTALIX.

     5.19 BENEFIT PLANS. Except as disclosed on Schedule 5.19, there are no Benefit Plans sponsored or maintained by CRYSTALIX or under which CRYSTALIX may be obligated.

     5.20 CORPORATE RECORDS. The minute books of CRYSTALIX contain complete, correct and current copies of its Charter Documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors or committees thereof and stockholders. The stock record book of CRYSTALIX is complete, correct and current.

     5.21 ABSENCE OF CERTAIN CHANGES. Since the CRYSTALIX Balance Sheet Date, CRYSTALIX has conducted the CRYSTALIX Business in the ordinary course and there has not been:

          (a) any material adverse change in the CRYSTALIX Business or its Liabilities;

          (b) any distribution or payment declared or made in respect of its capital stock by way of dividends, purchase or redemption of shares or otherwise;

          (c) except as disclosed in Schedule 5.21, any increase in the compensation payable or to become payable to any director, officer, employee or agent, except for merit and seniority increases for non-officer employees made in the ordinary course of business, nor any other change in any employment or consulting arrangement;

          (d) any sale, assignment or transfer of the CRYSTALIX Assets, or any additions to or transactions involving any CRYSTALIX Assets, other than those made in the ordinary course of business;

          (e) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any debt held; or

          (f) any payments to any Affiliate of CRYSTALIX, except as specified in
Schedule 5.21.

     5.22 PREVIOUS SALES; WARRANTIES. To the best knowledge of CRYSTALIX, all goods sold or distributed and services performed by CRYSTALIX were of merchantable and satisfactory quality, and CRYSTALIX has not breached any express or implied warranties in connection with the sale or distribution of such goods and performances of such services. CRYSTALIX has provided LAZER-TEK with true and correct copies of all written warranties (a) made by all Persons from whom CRYSTALIX has obtained any goods that have been resold or distributed by CRYSTALIX, including any goods that constituted parts included in other goods sold or distributed by CRYSTALIX and (b) made by CRYSTALIX with respect to any goods that have been sold or distributed or services that have been performed by CRYSTALIX. No oral guaranties were made by CRYSTALIX with respect to any goods that have been sold or distributed or services that have been performed by CRYSTALIX.

     5.23 CUSTOMERS. CRYSTALIX has used commercially reasonable efforts to maintain, and currently maintains, good working relationships with all of its customers and licensees.

     5.24 FINDER'S FEES. No Person  retained by CRYSTALIX is or will be entitled
to  any   commission  or  finder's  or  similar  fee  in  connection   with  the
Transactions.

     5.25 ACCURACY OF INFORMATION. No representation or warranty by CRYSTALIX in any Transaction Document, and no information contained therein or otherwise delivered to CRYSTALIX in connection with the Transactions, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to CRYSTALIX that may materially adversely affect the CRYSTALIX Assets or the CRYSTALIX Business that has not been set forth in this Agreement or the other documents furnished to CRYSTALIX on or prior to the date hereof in connection with the Transactions.

                                    ARTICLE 6
              COVENANTS OF STOCKHOLDER AND LAZER-TEK DESIGNS, INC.

     6.1 OPERATION OF THE LAZER-TEK DESIGNS, INC. BUSINESS.

          (a) From the date hereof to the Closing, LAZER-TEK DESIGNS, INC. shall conduct the LAZER-TEK DESIGNS, INC. Business solely in the ordinary course, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement): amending its Charter Documents or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any business operations of, any Person; selling or otherwise disposing of any LAZER-TEK DESIGNS, INC. Assets other than in the ordinary course; entering into any Contract or otherwise incurring any Liability, even if in the ordinary course, if LAZER-TEK DESIGNS, INC.'s executory obligation in any such individual case, or series of related cases, exceeds $1,000, EXCEPT THAT ENTERING INTO CONTRACTS TO PROVIDE LASER-ETCHED PRODUCTS TO CUSTOMERS IS PERMITTED WITHOUT RESTRICTION; discharging or satisfying any Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or compromising, settling or otherwise modifying any material claim or litigation; or making any capital expenditure involving in any individual case, or series of related cases, more than $1,000.

          (b) From and after the Closing, LAZER-TEK DESIGNS, INC. shall cease to conduct any business in the field of laser etching except as a wholly owned subsidiary of CRYSTALIX.

     6.2 STOCKHOLDER MEETING. LAZER-TEK DESIGNS, INC. shall cause a meeting of its stockholders (the "LAZER-TEK DESIGNS, INC. Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions. The directors of LAZER-TEK DESIGNS, INC. shall unanimously recommend to LAZER-TEK DESIGNS, INC.'s stockholders that they vote in favor of the approval of such two matters. In connection with such meeting, LAZER-TEK DESIGNS, INC. (a) will use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the Transactions and (b) will otherwise comply with all legal requirements applicable to such meeting.

     6.3 ACCESS. LAZER-TEK DESIGNS, INC. shall give CRYSTALIX and its accountants, counsel and other representatives full access, without unreasonably interfering with business operations, to all properties, books, Contracts and records of LAZER-TEK DESIGNS, INC. and shall furnish to CRYSTALIX all such documents, records and information as CRYSTALIX shall from time to time reasonably request.

     6.4 NO OTHER NEGOTIATIONS. Until the earlier of the Closing or the termination of this Agreement, LAZER-TEK DESIGNS, INC. shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for,
(b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of LAZER-TEK DESIGNS, INC. or of any part of the LAZER-TEK DESIGNS, INC. Assets or the LAZER-TEK DESIGNS, INC. Business, other than as contemplated or authorized hereby, nor shall LAZER-TEK DESIGNS, INC. provide any information to any Person (other than as contemplated by Section 6.3) for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. LAZER-TEK DESIGNS, INC. shall immediately notify CRYSTALIX of any such inquiries or proposals or requests for information for such purpose. LAZER-TEK DESIGNS, INC. shall use commercially reasonable efforts to cause the directors, officers, employees, agents and other representatives of LAZER-TEK DESIGNS, INC. to comply, with the provisions of this Section 6.4.

     6.5 MAINTENANCE OF THE LAZER-TEK DESIGNS, INC. ASSETS. LAZER-TEK DESIGNS, INC. shall continue to maintain and service the LAZER-TEK DESIGNS, INC. Assets consistent with past practice. LAZER-TEK DESIGNS, INC. shall not, directly or indirectly, sell or encumber all or any part of the LAZER-TEK DESIGNS, INC.
Assets, other than sales in the ordinary course of business, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

     6.6 EMPLOYEES AND BUSINESS RELATIONS. LAZER-TEK DESIGNS, INC. shall use commercially reasonable efforts to keep available the services of its current employees, licensees, independent contractors and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

     6.7 CONFIDENTIALITY. Prior to and after the Closing, LAZER-TEK DESIGNS, INC. will hold, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of LAZER-TEK DESIGNS, INC. to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning CRYSTALIX furnished to LAZER-TEK DESIGNS, INC. in connection with the Transactions, except to the extent that such information can be shown to have been (a) previously known on a non-confidential basis by LAZER-TEK DESIGNS, INC., (b) in the public domain through no fault of LAZER-TEK DESIGNS, INC. or (c) later acquired by LAZER-TEK DESIGNS, INC. from sources other than CRYSTALIX so long as, to the knowledge of LAZER-TEK DESIGNS, INC., such sources are not subject to a contractual or fiduciary duty of confidentiality with respect to such information; provided that LAZER-TEK DESIGNS, INC. may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the Transactions so long as such Persons are informed by LAZER-TEK DESIGNS, INC. of the confidential nature of such information and are directed by LAZER-TEK DESIGNS, INC. to treat such information confidentially. The obligation of LAZER-TEK DESIGNS, INC. to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, LAZER-TEK DESIGNS, INC. will, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of LAZER-TEK DESIGNS, INC. to, destroy or deliver to CRYSTALIX all documents and other materials, and all copies thereof, obtained by LAZER-TEK DESIGNS, INC. or on its behalf from CRYSTALIX in connection with this Agreement that are subject to such confidence.

     6.8 FULFILLMENT OF CONDITIONS. LAZER-TEK DESIGNS, INC. shall use commercially reasonable efforts to fulfill the conditions specified in Article 9 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the LAZER-TEK DESIGNS, INC. Business in such manner that on the Closing Date the representations and warranties of LAZER-TEK DESIGNS, INC. contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

     6.9 DISCLOSURE OF CERTAIN MATTERS. During the period from the date hereof through the Closing Date, LAZER-TEK DESIGNS, INC. shall give CRYSTALIX prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of LAZER-TEK DESIGNS, INC. contained herein to be inaccurate or otherwise misleading, (c) gives LAZER-TEK DESIGNS, INC. any reason to believe that any of the conditions set forth in Article 9 will not be satisfied prior to the Termination Date, or (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of LAZER-TEK DESIGNS, INC.

     6.10 SATISFACTION OF LIABILITIES. Except as otherwise prohibited herein, prior to and after the Closing, LAZER-TEK DESIGNS, INC. will perform all of its obligations, contractual or otherwise, and discharge all of its Liabilities in accordance with the terms thereof.

     6.11 NO VIOLATION OF SECURITIES LAWS. LAZER-TEK DESIGNS, INC. will not sell, transfer or otherwise dispose of any of the CRYSTALIX Shares in violation of the Securities Act.

     6.12 EXPENSES. LAZER-TEK DESIGNS, INC. shall pay all of the legal, accounting and other expenses incurred by LAZER-TEK DESIGNS, INC. in connection with the Transactions.

                                    ARTICLE 7
                      COVENANTS OF LAZER-TEK DESIGNS, LTD.

     7.1 OPERATION OF THE LAZER-TEK DESIGNS, LTD. BUSINESS.

          (a) From the date hereof to the Closing, LAZER-TEK DESIGNS, LTD. shall conduct the LAZER-TEK DESIGNS, LTD. Business solely in the ordinary course, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement): amending its Charter Documents or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any business operations of, any Person; selling or otherwise disposing of any LAZER-TEK DESIGNS, LTD. Assets other than in the ordinary course; entering into any Contract or otherwise incurring any Liability, even if in the ordinary course, if LAZER-TEK DESIGNS, LTD.'s executory obligation in any such individual case, or series of related cases, exceeds $1,000, EXCEPT THAT ENTERING INTO CONTRACTS TO PROVIDE LASER-ETCHED PRODUCTS TO CUSTOMERS IS PERMITTED WITHOUT RESTRICTION; discharging or satisfying any Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or compromising, settling or otherwise modifying any material claim or litigation; or making any capital expenditure involving in any individual case, or series of related cases, more than $1,000.

          (b) From and after the Closing, LAZER-TEK DESIGNS, LTD. shall cease to conduct any business in the field of laser etching except as a wholly owned subsidiary of CRYSTALIX.

     7.2 STOCKHOLDER MEETING. LAZER-TEK DESIGNS, LTD. shall cause a meeting of its stockholders (the " LAZER-TEK DESIGNS, LTD. Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions. The directors of LAZER-TEK DESIGNS, LTD. shall unanimously recommend to LAZER-TEK DESIGNS, LTD.'s stockholders that they vote in favor of the approval of such two matters. In connection with such meeting, LAZER-TEK DESIGNS, LTD. (a) will use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the Transactions and (b) will otherwise comply with all legal requirements applicable to such meeting.

     7.3 ACCESS. LAZER-TEK DESIGNS, LTD. shall give CRYSTALIX and its accountants, counsel and other representatives full access, without unreasonably interfering with business operations, to all properties, books, Contracts and records of LAZER-TEK DESIGNS, LTD. and shall furnish to CRYSTALIX all such documents, records and information as CRYSTALIX shall from time to time reasonably request.

     7.4 NO OTHER NEGOTIATIONS. Until the earlier of the Closing or the termination of this Agreement, LAZER-TEK DESIGNS, LTD. shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for,
(b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of LAZER-TEK DESIGNS, LTD. or of any part of the LAZER-TEK DESIGNS, LTD. Assets or the LAZER-TEK DESIGNS, LTD. Business, other than as contemplated or authorized hereby, nor shall LAZER-TEK DESIGNS, LTD. provide any information to any Person (other than as contemplated by Section 7.3) for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. LAZER-TEK DESIGNS, LTD. shall immediately notify CRYSTALIX of any such inquiries or proposals or requests for information for such purpose. LAZER-TEK DESIGNS, LTD. shall use commercially reasonable efforts to cause the directors, officers, employees, agents and other representatives of LAZER-TEK DESIGNS, LTD. to comply, with the provisions of this Section 7.4.

     7.5 MAINTENANCE OF THE LAZER-TEK DESIGNS, LTD. ASSETS. LAZER-TEK DESIGNS, LTD. shall continue to maintain and service the LAZER-TEK DESIGNS, LTD. Assets consistent with past practice. LAZER-TEK DESIGNS, LTD. shall not, directly or indirectly, sell or encumber all or any part of the LAZER-TEK DESIGNS, LTD.
Assets, other than sales in the ordinary course of business, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

     7.6 EMPLOYEES AND BUSINESS RELATIONS. LAZER-TEK DESIGNS, LTD. shall use commercially reasonable efforts to keep available the services of its current employees, licensees, independent contractors and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

     7.7 CONFIDENTIALITY. Prior to and after the Closing, LAZER-TEK DESIGNS, LTD. will hold, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of LAZER-TEK DESIGNS, LTD. to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning CRYSTALIX furnished to LAZER-TEK DESIGNS, LTD. in connection with the Transactions, except to the extent that such information can be shown to have been (a) previously known on a non-confidential basis by LAZER-TEK DESIGNS, LTD., (b) in the public domain through no fault of LAZER-TEK DESIGNS, LTD. or (c) later acquired by LAZER-TEK DESIGNS, LTD. from sources other than CRYSTALIX so long as, to the knowledge of LAZER-TEK DESIGNS, LTD., such sources are not subject to a contractual or fiduciary duty of confidentiality with respect to such information; provided that LAZER-TEK DESIGNS, LTD. may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the Transactions so long as such Persons are informed by LAZER-TEK DESIGNS, LTD. of the confidential nature of such information and are directed by LAZER-TEK DESIGNS, LTD. to treat such information confidentially. The obligation of LAZER-TEK DESIGNS, LTD. to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, LAZER-TEK DESIGNS, LTD. will, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of LAZER-TEK DESIGNS, LTD. to, destroy or deliver to CRYSTALIX all documents and other materials, and all copies thereof, obtained by LAZER-TEK DESIGNS, LTD. or on its behalf from CRYSTALIX in connection with this Agreement that are subject to such confidence.

     7.8 FULFILLMENT OF CONDITIONS. LAZER-TEK DESIGNS, LTD. shall use commercially reasonable efforts to fulfill the conditions specified in Article 9 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the LAZER-TEK DESIGNS, LTD. Business in such manner that on the Closing Date the representations and warranties of LAZER-TEK DESIGNS, LTD. contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

     7.9 DISCLOSURE OF CERTAIN MATTERS. During the period from the date hereof through the Closing Date, LAZER-TEK DESIGNS, LTD. shall give CRYSTALIX prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of LAZER-TEK DESIGNS, LTD. contained herein to be inaccurate or otherwise misleading, (c) gives LAZER-TEK DESIGNS, LTD. any reason to believe that any of the conditions set forth in Article 9 will not be satisfied prior to the Termination Date, or (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of LAZER-TEK DESIGNS, LTD..

     7.10 SATISFACTION OF LIABILITIES. Except as otherwise prohibited herein, prior to and after the Closing, LAZER-TEK DESIGNS, LTD. will perform all of its obligations, contractual or otherwise, and discharge all of its Liabilities in accordance with the terms thereof.

     7.11 NO VIOLATION OF SECURITIES LAWS. LAZER-TEK DESIGNS, LTD. will not sell, transfer or otherwise dispose of any of the CRYSTALIX Shares in violation of the Securities Act.

     7.12 EXPENSES. LAZER-TEK DESIGNS, LTD. shall pay all of the legal, accounting and other expenses incurred by LAZER-TEK DESIGNS, LTD. in connection with the Transactions.

                                    ARTICLE 8
                             COVENANTS OF CRYSTALIX

     8.1 OPERATION OF THE CRYSTALIX BUSINESS. From the date hereof to the Closing, CRYSTALIX shall conduct the CRYSTALIX Business solely in the ordinary course, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement): amending its Charter Documents or bylaws; merging or consolidating with, or acquiring all or substantially all of, or otherwise acquiring any business operations of, any Person; selling or otherwise disposing of any CRYSTALIX Assets other than in the ordinary course; entering into any Contract or otherwise incurring any Liability, even if in the ordinary course, if CRYSTALIX's executory obligation in any such individual case, or series of related cases, exceeds $1,000, EXCEPT THAT ENTERING INTO CONTRACTS WITH NEW AFFILIATES AND/OR TO PROVIDE LASER-ETCHED PRODUCTS TO CUSTOMERS IS PERMITTED WITHOUT RESTRICTION; discharging or satisfying any Encumbrance or paying or satisfying any material Liability except pursuant to the terms thereof or compromising, settling or otherwise modifying any material claim or litigation; or making any capital expenditure involving in any individual case, or series of related cases, more than $1,000.

     8.2 ACCESS. CRYSTALIX shall give LAZER-TEK and its accountants, counsel and other representatives full access, without unreasonably interfering with business operations, to all properties, books, Contracts and records of CRYSTALIX and shall furnish to LAZER-TEK all such documents, records and information as LAZER-TEK shall from time to time reasonably request.

     8.3 NO OTHER NEGOTIATIONS. Until the earlier of the Closing or the termination of this Agreement, CRYSTALIX shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward or (c) enter into any agreement or understanding providing for any acquisition of any capital stock of CRYSTALIX or of any part of the CRYSTALIX Assets or the CRYSTALIX Business, other than as contemplated or authorized hereby, nor shall CRYSTALIX provide any information to any Person (other than as contemplated by Section 8.2) for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. CRYSTALIX shall immediately notify LAZER-TEK of any such inquiries or proposals or requests for information for such purpose. CRYSTALIX shall use commercially reasonable efforts to cause the directors, officers, employees, agents and other representatives of CRYSTALIX to comply, with the provisions of this Section 8.3.

     8.4 MAINTENANCE OF THE CRYSTALIX ASSETS. CRYSTALIX shall continue to maintain and service the CRYSTALIX Assets consistent with past practice. CRYSTALIX shall not, directly or indirectly, sell or encumber all or any part of the CRYSTALIX Assets, other than sales in the ordinary course of business, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

     8.5 EMPLOYEES AND BUSINESS RELATIONS. CRYSTALIX shall use commercially reasonable efforts to keep available the services of its current employees, licensees, independent contractors and agents and to maintain its relations and goodwill with its suppliers, customers, distributors and any others having business relations with it.

     8.6 CONFIDENTIALITY. Prior to the Closing, CRYSTALIX will hold, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of CRYSTALIX to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning LAZER-TEK furnished to CRYSTALIX in connection with the Transactions, except to the extent that such information can be shown to have been (a)
previously known on a nonconfidential basis by CRYSTALIX, (b) in the public domain through no fault of CRYSTALIX or (c) later acquired by CRYSTALIX from sources other than LAZER-TEK so long as, to the knowledge of CRYSTALIX, such sources are not subject to a contractual or fiduciary duty of confidentiality with respect to such information; provided that CRYSTALIX may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the Transactions so long as such Persons are informed by CRYSTALIX of the confidential nature of such information and are directed by CRYSTALIX to treat such information confidentially. The obligation of CRYSTALIX to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, CRYSTALIX will, and will use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of CRYSTALIX to, destroy or deliver to LAZER-TEK all documents and other materials, and all copies thereof, obtained by CRYSTALIX or on its behalf from LAZER-TEK in connection with this Agreement that are subject to such confidence.

     8.7 EXPENSES. CRYSTALIX shall pay all of the legal, accounting and other expenses incurred by CRYSTALIX in connection with the Transactions.

     8.8 FULFILLMENT OF CONDITIONS. From the date hereof to the Closing, CRYSTALIX shall use commercially reasonable efforts to fulfill the conditions specified in Article 10 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the business of CRYSTALIX in such manner that on the Closing Date the representations and warranties of CRYSTALIX contained herein shall be accurate as though then made).

     8.9 BOARD OF DIRECTORS MEETING. CRYSTALIX shall cause a meeting of its Board of Directors (the "CRYSTALIX Directors Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement and the Transactions.

     8.10 DISCLOSURE OF CERTAIN MATTERS. During the period from the date hereof through the Closing Date, CRYSTALIX shall give LAZER-TEK prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement,
(b) would cause any of the representations and warranties of CRYSTALIX contained herein to be inaccurate or otherwise misleading or (c) gives CRYSTALIX any reason to believe that any of the conditions set forth in Article 9 will not be satisfied prior to the Termination Date.

                                    ARTICLE 9
                    CONDITIONS PRECEDENT TO THE TRANSACTIONS

     9.1 CONDITIONS TO OBLIGATIONS OF CRYSTALIX. The obligations of CRYSTALIX to consummate the Transactions shall be subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions:

          (a) STOCKHOLDER APPROVAL. The Transactions shall have been approved and adopted by the Stockholder of both Lazer-Tek Designs, Inc. and Lazer-Tek Designs, Ltd. in accordance with their respective Articles of Incorporation and bylaws.

          (b) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of LAZER-TEK DESIGNS, INC., LAZER-TEK DESIGNS, LTD. and the Stockholder contained herein shall be true and correct in all material respects at and as of the date hereof and at and as of the Closing as though such representations and warranties were made again at and as of the Closing, except for changes contemplated by this Agreement.

          (c) PERFORMANCE. LAZER-TEK DESIGNS, INC., LAZER-TEK DESIGNS, LTD. and the Stockholder shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed or complied with by it on or prior to the Closing.

          (d) CONSENTS AND APPROVALS. LAZER-TEK DESIGNS, INC., LAZER-TEK DESIGNS, LTD. and the Stockholder shall have obtained all governmental and third party consents and approvals necessary, proper or advisable to consummate the Transactions, except for those which would not have a Material Adverse Effect. Such third party consents shall include the Required Consents.

          (e) NO GOVERNMENTAL ORDER OR REGULATION. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States federal or state court of competent jurisdiction, and no Regulation shall have been enacted or promulgated by any governmental authority or agency, that prohibits consummation of the Transactions.

          (f) OTHER DOCUMENTS. CRYSTALIX shall have received executed copies of all Transaction Documents to which LAZER-TEK or any LAZER-TEK stockholder is a party to the extent that they shall not have been received prior to the Closing. CRYSTALIX shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

          (g) LOCK-UP AGREEMENT. Each of the CRYSTALIX Share Recipients shall enter into a lock-up agreement restricting the sale of all of their respective shares for a period of twenty-four (24) months from the Closing Date in a form substantially similar to that attached hereto as Exhibit E.

          (h) WALTHER EMPLOYMENT AGREEMENT. Stockholder shall have executed and delivered the Walther Employment Agreement in a form substantially similar to that attached hereto as Exhibit F.

          (i)  LEE  EMPLOYMENT   AGREEMENT.   Douglas  Lee  (a  CRYSTALIX  Share
Recipient) shall have executed and delivered the Lee Employment Agreement in a form substantially similar to that attached hereto as Exhibit G.

          (j) STOCK AND PLEDGE AGREEMENT. Stockholder shall have executed and delivered the Stock and Pledge Agreement in a form substantially similar to that attached hereto as Exhibit H.

     9.2 CONDITIONS TO OBLIGATIONS OF LAZER-TEK. The obligations of LAZER-TEK to consummate the Transactions shall be subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of CRYSTALIX contained herein shall be true and correct in all material respects at and as of the date when made and at and as of the Closing as though such representations and warranties were made again at and as of the Closing, except for changes contemplated by this Agreement.

          (b) PERFORMANCE. CRYSTALIX shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed or complied with by them on or prior to the Closing.

          (c) NO GOVERNMENTAL ORDER OR REGULATION. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States federal or state court of competent jurisdiction, and no Regulation shall have been enacted or promulgated by any governmental authority or agency, that prohibits consummation of the Transactions.

          (d) OTHER DOCUMENTS. LAZER-TEK shall have received executed copies of all Transaction Documents to which CRYSTALIX is a party to the extent that they shall not have been received prior to the Closing. LAZER-TEK shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

          (e) WALTHER EMPLOYMENT AGREEMENT. CRYSTALIX shall have executed and delivered the Walther Employment Agreement.

          (f) LEE EMPLOYMENT AGREEMENT. CRYSTALIX shall have executed and delivered the Lee Employment Agreement.

          (g) RYAN PROMISSORY NOTE AND RYAN SECURITY AGREEMENT. CRYSTALIX shall have executed and delivered the Ryan Promissory Note and the Ryan Security Agreement.

                                   ARTICLE 10
                                 INDEMNIFICATION

     Stockholder shall indemnify and hold harmless CRYSTALIX and its Affiliates, officers, directors, employees, agents, successors and assigns (each, an

"Indemnified Party") from, against and in respect of any and all Liabilities, claims, demands, judgments, settlement payments, losses, costs, damages, deficiencies and expenses whatsoever (including reasonable attorneys', consultants' and other professional fees and disbursements of every kind, nature and description incurred by such Indemnified Party in connection therewith) (collectively, "Damages") that such Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to (a) any Excluded Liability, (b) any breach of or any inaccuracy in any representation, warranty, covenant or agreement of the Stockholder contained in this Agreement, including any breach of the obligation to indemnify hereunder, and (c) any Liability or obligation of LAZER-TEK involving taxes due and payable by, or imposed with respect to LAZER-TEK for any taxable periods ending on or prior to the Closing Date which are open to examination by the Internal Revenue Service pursuant to any applicable statute of limitations under the Code (whether or not such taxes have been due and payable); PROVIDED, HOWEVER, that no claim for indemnification shall be made unless and until the aggregate amount of Damages sought under this
Section 10 exceeds $5,000, in which case a claim for indemnification can be made for the entire amount of Damages suffered.

                                   ARTICLE 11
                                   TERMINATION

     11.1 GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

          (a)  by  mutual  written  consent  of  CRYSTALIX,   LAZER-TEK  or  the
Stockholder;

          (b) by either CRYSTALIX, LAZER-TEK or the Stockholder, if the Closing has not occurred by December 20, 2002 (such date, as it may be extended from time to time by the written agreement of CRYSTALIX, LAZER-TEK or the Stockholder, is referred to herein as the "Termination Date"); provided, however, that the right to terminate this Agreement under this paragraph (b) of
Section 11.1 shall not be available to any party that has breached any of its covenants, representations or warranties in this Agreement;

          (c) by LAZER-TEK, if CRYSTALIX shall have breached any of its covenants hereunder in any material respect or if the representations and warranties of CRYSTALIX contained in this Agreement shall not be true and correct, except for such changes as are contemplated by this Agreement, in all material respects, and in either event, if such breach is subject to cure, CRYSTALIX has not cured such breach within 10 business days of LAZER-TEK's notice of an intent to terminate;

          (d) by CRYSTALIX, if LAZER-TEK or the Stockholder shall have breached any of its covenants hereunder in any material respect or if the representations and warranties of LAZER-TEK or the Stockholder contained in this Agreement shall not be true and correct, except for such changes as are contemplated by this

Agreement, in all material respects, and in either event, if such breach is subject to cure, LAZER-TEK or the Stockholder have not cured such breach within 10 business days of CRYSTALIX's notice of an intent to terminate; or

          (e) by CRYSTALIX, if at the LAZER-TEK DESIGNS, INC. and/or LAZER-TEK DESIGNS, LTD. Stockholder Meeting (including any adjournments thereof), this Agreement and the Transactions shall fail to be approved and adopted by the affirmative vote of the Stockholder.

     11.2 EFFECT OF  TERMINATION.  If this  Agreement is terminated  pursuant to
Section 11.1, the agreements contained in Sections 6.7, 7.7 and 8.6 shall survive the termination hereof. In addition, any party may pursue any legal or equitable remedies that may be available if such termination is based on a breach of another party.

                                   ARTICLE 12
                        CONTENTS OF AGREEMENT, AMENDMENT,
                      PARTIES IN INTEREST, ASSIGNMENT, ETC.

     This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the parties hereto. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto, and with respect to the Ryan Loan, the Ryan Promissory Note, the Ryan Security Agreement, the Ryan Payment and the Ryan Consulting Fee, inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of Ryan and Ryan Capital Management. No party hereto shall assign this Agreement or any right, benefit or obligation hereunder. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.

                                   ARTICLE 13
                                 INTERPRETATION

     Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

                                   ARTICLE 14
                                     NOTICES

     All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto:

If to CRYSTALIX:                        WITH A COURTESY COPY TO:

ARMIN VAN DAMME                         CHRISTOPHER R. GROBL, ESQ.
CRYSTALIX GROUP INTERNATIONAL, INC.     SILVER STATE LEGAL
5720 South Arville Street, Suite 114    4625 West Nevso Drive
Las Vegas, Nevada 89118                 Las Vegas, Nevada 89103

If to LAZER-TEK:                        WITH A COURTESY COPY TO:

___________________________________     DONALD G. MARTIN, ESQ.
___________________________________     GORDON & SILVER, LTD.
___________________________________     3960 Howard Hughes Pkwy, 9TH Floor
___________________________________     Las Vegas, Nevada 89109

If to Stockholder:                      WITH A COURTESY COPY TO:

LENA WALTHER                            DONALD G. MARTIN, ESQ.
___________________________________     GORDON & SILVER, LTD.
___________________________________     3960 Howard Hughes Pkwy, 9TH Floor
___________________________________     Las Vegas, Nevada 89109

                                   ARTICLE 15
                                  GOVERNING LAW

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, without regard to its provisions concerning conflict of laws.

                                   ARTICLE 16
                                  COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                                   ARTICLE 17
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     All representations and warranties made by any party in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of the other party and for a period of one year following the Closing.

                                   ARTICLE 18
                               REMEDIES CUMULATIVE

     The remedies provided herein shall be cumulative and shall not preclude a party from asserting any other rights or seeking any other remedies against the other party or its successors or assigns.

                                   ARTICLE 19
                                  SEVERABILITY

     The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clause or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

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
                                   ARTICLE 20
                                  BULK TRANSFER

     The parties hereto waive compliance with the requirements of the bulk sales law of any jurisdiction in connection with the sale of the LAZER-TEK Shares.

                                   ARTICLE 21
                                   ARBITRATION

     The parties agree that all disputes, claims, and controversies between or among them arising from or relating to this Agreement shall be arbitrated in Clark County, Nevada, pursuant to the Rules of the American Arbitration Association, upon the request of any party.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.


                                        CRYSTALIX GROUP INTERNATIONAL, INC.
                                        A NEVADA CORPORATION


                                        By:_____________________________________
                                        Name:
                                        Title:


                                        LAZER-TEK DESIGNS, INC.
                                        A NEVADA CORPORATION


                                        By:_____________________________________
                                        Name:
                                        Title:


                                        LAZER-TEK DESIGNS, LTD.
                                        A NEVADA CORPORATION


                                        By:_____________________________________
                                        Name:
                                        Title:


                                        LENA WALTHER, AN INDIVIDUAL

                                        ________________________________________

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